U.S. SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                               FORM 8-K

                              CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

   Date of Report (date of earliest event reported): August 26, 2005

                           NEPTUNE INDUSTRIES, INC.
           (Exact Name of Registrant as Specified in Its Charter)

   Florida                        000-32691                       65-0838060
(State or Other Jurisdiction (Commission File Number)         I.R.S. Employer
of Incorporation) 							Identification No.)

    2234 N. Federal Highway, Suite 372, Boca Raton, FL          33431
   (   Address of principal executive offices)               (Zip Code)

                               (561)-482-6408)
                         (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[  ]	Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

















SECTION  2.  FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

On June 9, 2005, Neptune Industries, Inc., a Florida corporation (the Company) merged with Move Films, Inc., a Texas corporation, with the Company as the surviving entity. A total of 2,817,500 common shares of the Company were issued to the shareholders of Move Films, Inc. in the merger, based on one share of the Company for each outstanding share of Move Film, Inc. Prior to the merger, Move Films, Inc. was a reporting company under Section 12(g) of the Securities Exchange of 1934 and the Company succeeded to that reporting obligation as a result of the merger.

As part of the merger transaction, the Company also undertook a reduction of the number of its authorized common shares as well as the number of common shares outstanding, on the basis of one reduction share for each six shares outstanding before the reduction. As surviving entity in the merger, the Company continued its fiscal year ended June 30 for both tax and SEC reporting purposes.

The entire merger transaction, including the share reduction, was previously reported on the Form 10-KSB filed on June 20, 2005 for the last calendar year ending before the merger transaction, under Item 8B OTHER INFORMATION-SUBSEQUENT EVENTS. Consequently, no separate Form 8-K was required to be filed to report the merger or the additional information required by a Form 8-K, including pro forma combined financial reports, by virtue of SEC Rule 13(a)(11)(a). Under that Rule, if substantially the same information required to be included in a Form 8-K is reported on another filing with the SEC, there is no need to file the Form 8-K. The Form 10-KSB filed on June 20, 2005 included a full description of the transaction, change of control, new officers and directors, total shares issued and outstanding in the merged entity, audited financial statements of the Company, and pro forma combined financial statements for the fiscal years ended June 30, 2003 and 2004, reflecting the merger transaction. This report of the transaction is for information purposes only, with reference to the filing on June 20, 2005.

SECTION  8  OTHER EVENTS

Item 8.01   Other Events.

The Company has agreed with Lynden Capital, LP to the conversion of $55,000 in outstanding promissory notes plus accrued interest into common stock of the Company, on the same general terms and conditions as our planned private share offering, which will be initiated in the next few weeks.

The Company also agreed with Jeffrey Raup to the conversion of $50,000 in outstanding promissory notes plus accrued interest into common stock of the Company, on the same general terms and conditions as our planned private share offering, which will be initiated in the next few weeks.

The conversions will be made on the basis of $1.00 of the convertible note for two Units, with each Unit consisting of one share of Common stock and one half of a common stock warrant. Each full warrant entitles the holder to acquire one share of the Company common stock at an exercise price of $0.75 per share for a three year period. The effect of the conversions of the notes is reflected in the following table:


		Loan Amount			      Shares	       Warrants
          ---------------------------------------------------------------
Principal	$ 55,000				110,000		  55,000
              50,000                      100,000             50,000

Interest	$  4,870				  9,740		   4,870
               8,333                       16,666              8,333
           ----------                    ----------         ------------
TOTAL	      $118,203				236,406		 118.203

SECTION  9.    FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Financial  Statements.
             ----------------------

     None.

     (b)     Exhibits.

     None

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.

Date: August 26, 2005


                            NEPTUNE INDUSTRIES, INC.



                            By /s/ Ernest Papadoyianis
                              --------------------------------
                                Ernest Papadoyianis
                                President

































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